SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.     )
Filed by the Registrant	[ ]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ESTERLINE TECHNOLOGIES CORPORATION
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: _____________________________
	(2)	Aggregate number of securities to which transaction applies: _____________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________

	(4)	Proposed maximum aggregate value of transaction:_____________________________
	(5)	Total fee paid: _____________________________
		[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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		(4)	Date Filed: _____________________________


NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ESTERLINE TECHNOLOGIES CORPORATION

500 108th Avenue NE
Bellevue, Washington 98004

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 3, 2004

_____________________________

To the Shareholders of Esterline Technologies Corporation:

      NOTICE IS HEREBY GIVEN that the 2004 annual meeting of shareholders for ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), will be held on Wednesday, March 3, 2004, at 10:00 a.m., at the Harbor Club-Bellevue, Bellevue, Washington, for the following purposes:
(1)	to elect five directors of the Company;

(2)	to consider and adopt the Company's 2004 Equity Incentive Plan;

(3)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on January 5, 2004, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

      The Company's Annual Report for fiscal year 2003 is enclosed for your convenience.
By order of the Board of Directors

ROBERT D. GEORGE Vice President, Chief Financial Officer, Secretary and Treasurer

February 3, 2004

Your vote is important. Please sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure that your shares will be represented at the annual meeting. Holders of a majority of the outstanding shares must be present either in person or by proxy for the meeting to be held. If you attend the meeting and vote your shares personally, any previous proxies will be revoked.


PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 3, 2004

__________________________________

      This proxy statement, which is first being mailed to shareholders on or about February 3, 2004, has been prepared in connection with the solicitation by the Board of Directors of Esterline Technologies Corporation (the "Company") of proxies in the accompanying form to be voted at the 2004 annual meeting of shareholders of the Company to be held on Wednesday, March 3, 2004, at 10:00 a.m., at the Harbor Club-Bellevue, 777 108th Avenue NE, Bellevue, Washington, and at any adjournment or postponement thereof. The Company's principal executive office is at 500 108th Avenue NE, Bellevue, Washington 98004.

      The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may, without additional compensation, solicit the return of proxies by telephone, telegram, messenger, facsimile transmission or personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse such persons for their expenses in so doing. Furthermore, the Company has retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of $5,000, plus reimbursement of its out-of-pocket expenses.

      Any proxy given pursuant to the solicitation may be revoked at any time prior to being voted. A proxy may be revoked by the record holder or other person entitled to vote (a) by attending the meeting in person and voting the shares, (b) by executing another proxy dated as of a later date or (c) by notifying the Secretary of the Company in writing, at the Company's address set forth on the notice of the meeting, provided that such notice is received by the Secretary prior to the meeting date. All shares represented by valid proxies will be voted at the meeting. Proxies will be voted in accordance with the specification made therein or, in the absence of specification, in accordance with the provisions of the proxy.

      The Board of Directors has fixed the close of business on January 5, 2004, as the record date for determining the holders of common stock of the Company (the "Common Stock") entitled to notice of and to vote at the annual meeting. At the close of business on the record date there were outstanding and entitled to vote 21,106,090 shares of Common Stock, which are entitled to one vote per share on all matters which properly come before the annual meeting. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of directors. Shareholders are not entitled to cumulate votes in electing directors. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the adoption of the Company's 2004 Equity Incentive Plan. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting. The Common Stock is listed for trading on the New York Stock Exchange.

      Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether or not a quorum is present at the annual meeting. The inspectors of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. If a broker or other nominee indicates on the proxy that it does not have instructions or discretionary authority to vote certain shares of Common Stock on a particular matter, those shares will not be considered as present for purposes of determining whether a quorum is present or whether a matter has been approved.


ELECTION OF DIRECTORS

      Five directors are to be elected at the 2004 annual meeting of shareholders. Three directors will be elected to serve a three-year term expiring at the 2007 annual meeting or until his successor is elected and qualified. The fourth director will be elected to a one-year term that expires after the 2005 annual meeting. The fifth director will be elected to a two-year term that expires after the 2006 annual meeting. The Board of Directors recommends a vote FOR the director nominees named below.

      Directors of the Company are elected for three-year terms that are staggered such that one-third of the directors is elected each year. In December 2003, by resolution of the Board of Directors, the number of authorized members of the Board was increased to eleven. The Board appointed Lewis E. Burns and James L. Pierce to fill the vacancies created by the expansion, classified Mr. Burns into the class of directors whose term expires at the 2005 annual meeting and classified Mr. Pierce into the class of directors whose term expires at the 2006 annual meeting. The current directors whose terms expire at the 2004 annual meeting are Richard R. Albrecht, John F. Clearman, and Jerry D. Leitman. Mr. Albrecht will reach the age of 72 prior to 2007. In accordance with Board policy, Mr. Albrecht is permitted to stand for re-election at the 2004 annual meeting, but if elected, Mr. Albrecht will retire immediately following the 2005 annual meeting, which is the annual meeting that follows his 72nd birthday.

      In addition, E. John Finn and Wendell P. Hurlbut have both advised the Board that they will retire as directors immediately after the conclusion of the 2004 annual meeting. In light of the retirement of Mr. Finn and Mr. Hurlbut, by resolution of the Board of Directors effective at the end of the 2004 annual meeting, the number of authorized members of the Board of Directors will be reduced to nine.

      Information as to each nominee and each director whose term will continue after the 2004 annual meeting is provided below. In the election of directors, any action other than a vote FOR the nominee will have the practical effect of voting against the nominee. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR the election of the nominees named below. The Board of Directors knows of no reason why any of the nominees will be unable or unwilling to serve. If any nominee becomes unavailable to serve, the Board of Directors intends for the persons named as proxies to vote for the election of such other persons, if any, as the Board of Directors may recommend.

Nominees to the class of directors whose term expires at the 2007 annual meeting:

Richard R. Albrecht
Executive Vice President (Retired), Commercial Airplane Group, The Boeing Company. Age 71.

Prior to August 1997, Mr. Albrecht was Executive Vice President of the Commercial Airplane Group for The Boeing Company (an aerospace company), having held such position since 1984. He has been a director of the Company since 1997.

John F. Clearman
Special Advisor to the Board (Retired), Milliman USA. Age 66.

Prior to January 2003, Mr. Clearman was a Special Advisor to the Board of Milliman USA (an actuarial consulting firm), having held such position since August 2001. From October 1998 through July 2001, he was the Chief Financial Officer of Milliman USA. He is also a director for several other companies including Oberto Sausage, Inc., Washington Federal Savings, Inc., Barclay Dean Interiors, GT Development, Lang Manufacturing, Pacific Northwest Title and West Farm Foods. He has been a director of the Company since 1989.

Jerry D. Leitman
Chairman, President and Chief Executive Officer, FuelCell Energy, Inc. Age 61.

Mr. Leitman has been the Chairman, President and Chief Executive Officer of FuelCell Energy, Inc. (a fuel cell company) since June 2002. Previously, he was the President and Chief Executive Officer of FuelCell Energy, Inc. from August 1997. He has been a director of the Company since 1998.


Nominees to the class of directors whose term expires at the 2006 annual meeting:

James L. Pierce
Chairman, ARINC Incorporated. Age 67.

Mr. Pierce is the Chairman of ARINC Incorporated (a transportation and systems engineering solutions provider), having held such position since 1994. Mr. Pierce was also the Chief Executive Officer of ARINC Incorporated from 1994 until December 2001. He has been a director of the Company since 2003.

Nominees to the class of directors whose term expires at the 2005 annual meeting:

Lewis E. Burns
Director/Consultant, Dover Industries, Inc. Age 65.

Mr. Burns is a Director/Consultant of Dover Industries, Inc. (a diversified manufacturing company), having held such positions since July 2003. Prior to that time, he was President, Chief Executive Officer and Director of Dover Industries, Inc. since 1985. He has been a director of the Company since 2003.

Continuing Directors:

Ross J. Centanni
Chairman, President and Chief Executive Officer, Gardner Denver, Inc. Age 58.

Mr. Centanni has been the Chairman of Gardner Denver, Inc. (a leading manufacturer of reciprocating, rotary and vane compressors and blowers for various industrial applications and pumps used in the petroleum and industrial markets) since November 1998, and the President and Chief Executive Officer since November 1993. He is also a director of Denman Services, Inc. and the Petroleum Equipment Suppliers Association and also serves as a member of the Executive Committee of the International Compressed Air and Allied Machinery Committee. He has been a director of the Company since 1999 and his current term expires in 2006.

Robert S. Cline
Chairman and Chief Executive Officer (Retired), Airborne Freight Corporation. Age 66.

Prior to January 2003, Mr. Cline was the Chairman and Chief Executive Officer of Airborne Freight Corporation (an air express company), having held such positions since 1984. He is also a director of SAFECO Corporation. He has been a director of the Company since 1999 and his current term expires in 2006.

Robert W. Cremin
Chairman, President and Chief Executive Officer, Esterline Technologies. Age 63.

Mr. Cremin has been Chairman since January 19, 2001. In addition, he has served as Chief Executive Officer and President since January 1999 and September 1997, respectively. He has been a director of the Company since 1998 and his current term expires in 2005.

Anthony P. Franceschini
Director, President and Chief Executive Officer, Stantec Inc. Age 52.

Mr. Franceschini has been the Director, President and Chief Executive Officer of Stantec Inc. (a global design firm) since June 1998. Prior to June 1998, he was Senior Vice President and Chief Operating Officer, Consulting Services for Stantec Inc. He has been a director of the Company since 2002 and his current term expires in 2005.


OTHER INFORMATION AS TO DIRECTORS

Director Compensation

      During fiscal 2003, the Company paid, in cash, non-employee directors an annual retainer fee of $20,000 for services on the Board and all committees thereof, a fee of $1,000 for each special meeting attended and a fee of $200 for each telephonic meeting in which they participated (and reimbursed such directors for out-of-pocket expenses incurred therewith). The Company also paid, in cash, each non-employee director serving as a committee chairman an annual fee of $5,000.

      In addition, the Company paid each non-employee director compensation in the form of an annual issuance of $10,000 worth of fully-paid Common Stock and reimburses each such director in cash for the payment of income taxes ($6,301.44 at current Federal income tax rates) on this stock. Employees of the Company serving on the Board and committees thereof received no additional compensation for such service. There were six meetings of the Board of Directors during fiscal 2003.

      In December 2003, the Board of Directors approved a new compensation policy for non-employee directors that will apply beginning fiscal 2004. Under this policy, the Company will pay each non-employee director an annual retainer fee of $20,000 for services on the Board and all committees thereof, a fee of $1,200 for each Board meeting attended in person and a fee of $600 for each telephonic meeting in which they participate. In addition, the Company will pay each non-employee director a fee of $1,000 per Committee meeting attended in person and a fee of $500 per telephonic Committee meeting attended. The chairman of the Audit Committee will also receive an annual fee of $7,500, and the chairman of each of the other Committees will also receive an annual fee of $5,000.

      In addition, the Company will continue to pay each non-employee director compensation of an annual issuance of $10,000 worth of fully-paid Common Stock and a reimbursement in cash to each such director for the payment of income taxes on this stock.

Board Committees

      The Audit Committee, currently consists of Messrs. Clearman (Chairman), Centanni, Cline and Franceschini, each of whom is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission ("SEC") and New York Stock Exchange Listing standards. The Audit Committee selects and retains the independent auditors to audit the Company's annual financial statements, approves the terms of the engagement of the independent auditor and reviews and approves the fees charged for audits and for any non-audit assignments. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement and posted on the Company's website at http://www.esterline.com. The Audit Committee's responsibilities also include overseeing (1) the integrity of the Company's financial statements, which includes reviewing the scope and results of the annual audit by the independent auditors, any recommendations of the independent auditors resulting therefrom and management's response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal and independent auditors, and (5) such other related matters as may be assigned to it by the Board of Directors. The Audit Committee met eight times during 2003.

      The Board of Directors has determined that Mr. Clearman qualifies as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the SEC.

      The Compensation Committee, currently consists of Messrs. Finn (Chairman), Albrecht, Hurlbut and Leitman, each of whom is independent in accordance with applicable New York Stock Exchange Listing standards. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer in light of the corporate goals and objectives, recommends the form and level of compensation for officers of the Company and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company's website, http://www.esterline.com.


The Compensation Committee has also been appointed by the Board of Directors to administer the Company's stock option plans and incentive compensation plans, which includes recommending amendments to such plans. The Compensation Committee met three times during 2003.

      The Executive Committee, currently consisting of Messrs. Cremin (Chairman), Albrecht, Finn and Leitman, reviews situations that might, at some future time, become items for consideration of the entire Board of Directors and acts on behalf of the entire Board of Directors between its meetings. The Executive Committee met twice during 2003.

      The Nominating & Corporate Governance Committee, currently consists of Messrs. Cline (Chairman), Centanni and Hurlbut, each of whom is independent in accordance with applicable New York Stock Exchange Listing standards. The Nominating & Corporate Governance Committee selects and recommends individuals to be presented to the shareholders of the Company for election or re-election to the Board of Directors, oversees the evaluation of the Board of Directors and Company management, monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company's website, http://www.esterline.com. The Nominating & Corporate Governance Committee met three times during 2003.

      During fiscal 2003, each director attended at least 87% of the total number of meetings of the Board of Directors and Board committees of which he was a member.

      Each of the directors, other than Mr. Cremin, is independent in accordance with applicable New York Stock Exchange Listing standards.

Director Nominations and Qualifications

      In accordance with the Company's Amended and Restated Bylaws, any shareholder entitled to vote for the election of directors at the Annual Meeting may nominate persons for election as directors at the 2005 annual shareholders meeting only if the Secretary of the Company receives written notice of any such nominations no earlier than September 5, 2004 and no later than October 5, 2004. Any shareholder notice of intention to nominate a director shall include:
*	the name and address of the shareholder;

*	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

*	the number of shares of the Company that are beneficially owned by the shareholder;

*	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

*	the following information with respect to the person nominated by the shareholder:

* name and address;

* other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC, and

* a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

*	the consent of each such nominee to serve as a director if elected.

      The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating & Corporate Governance Committee will evaluate director nominees, including nominees


that are submitted to the Company by a shareholder, taking into consideration certain criteria such as business and community service skills and experience, policy-making experience, outstanding record of accomplishments, personal integrity and high moral responsibility, capacity to evaluate strategy and reach sound conclusions and current Board composition. In addition, directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

      Mr. Burns and Mr. Pierce, two new nominees to the Company's Board of Directors, were nominated by the Chief Executive Officer and the Chairman of the Nominating & Corporate Governance Committee, a non-management director. The Company did not receive any shareholder recommendations for director nominees to be considered by the Nominating & Corporate Governance Committee for the 2004 annual shareholders meeting.

Shareholder Communications with the Board

      Shareholders may contact the Board of Directors as a group or an individual director by the following means:
Email:	boardofdirectors@esterline.com

Mail:	Board of Directors
Attn: Lead Independent Director
or Corporate Secretary
Esterline Technologies Corporation
500 108th Avenue NE, Suite 1500
Bellevue, WA 98004

      Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Shareholder communications sent by email are delivered directly to Mr. Albrecht, the lead independent director, and to the Secretary of the Company, who will promptly forward such communications to the specified director addressees. Shareholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified director addressee or to Mr. Albrecht, if such communication is addressed to the full Board of Directors. Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2005 annual shareholders meeting should follow the procedures specified under "Shareholder Proposals for 2005" below. Shareholders wishing to nominate directors should follow the procedures specified under "Other Information as to Directors--Director Nominations and Qualifications."

      The Board of Directors currently does not have a policy with regard to director attendance at the Company's annual shareholder meetings; however, it schedules the annual meeting of the Board of Directors on the same date as the annual shareholders meeting. All of the directors attended the annual shareholders meeting in 2003.

CODE OF ETHICS

      The Company has adopted a code of ethics that applies to its accounting and financial employees, including the Chief Executive Officer and Chief Financial Officer. This code of ethics, which is included as part of the Company's Code of Business Conduct and Ethics that applies to the Company's employees and directors, is posted on the Company's website, http://www.esterline.com. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer or the Chief Financial Officer by posting such information on its website, http://www.esterline.com.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of shares of Common Stock as of January 5, 2004 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's named executive officers and (iv) all directors and executive officers of the Company as a group.
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Barclays Global Investors, N.A.	1,494,591	(3)	7.1%
45 Fremont Street, San Francisco, CA 94105
Snyder Capital Management, L.P.	1,417,800	(4)	6.7%
350 California Street, San Francisco, CA 94104
Wachovia Corporation	1,403,480	(5)	6.7%
One Wachovia Center, Charlotte, NC 28288
Dimensional Fund Advisors Inc.	1,397,391	(6)	6.6%
1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401
Pzena Investment Management, LLC	1,362,700	(7)	6.5%
120 West 45th Street, 34th Floor, New York, NY 10036
AXA Financial, Inc.	1,357,881	(8)	6.4%
1290 Avenue of the Americas, New York, NY 10104
Robert W. Cremin	392,241	(9)	1.8%
Larry A. Kring	141,650	(9)	*
Robert D. George	115,250	(9)	*
Stephen R. Larson	112,500	(9)	*
Wendell P. Hurlbut	76,992		*
Stephen E. Barton	43,750	(9)	*
E. John Finn	40,452		*
John F. Clearman	14,452		*
Richard R. Albrecht	4,942		*
Ross J. Centanni	4,410		*
Robert S. Cline	4,410		*
Jerry D. Leitman	3,708		*
Anthony P. Franceschini	1,628		*
Lewis E. Burns	0		0%
James L. Pierce	0		0%
Directors, nominees and executive officers as a group (16 persons)	1,032,185	(9)	4.7%

____________________
*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the shareholders named in this table is Esterline Technologies Corporation, 500 108th Avenue NE, Bellevue, Washington 98004.

(2)

Unless otherwise indicated in the footnotes to this table, the person and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)

The information on the number of shares held is based upon a Schedule 13G filed on February 12, 2003 on behalf of Barclays Global Investors, NA ("Barclays Investors") and Barclays Global Fund Advisors ("Barclays Fund Advisors"). According to such filing, Barclays Investors has sole voting power and sole dispositive power with respect to 1,169,728 shares, and Barclays Fund Advisors has sole voting power and sole dispositive power with respect to 324,863 shares.

(footnotes continued on following page)

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(4)	Based upon information provided by Snyder Capital Management L.P.

(5)

The information on the number of shares held is based upon a Schedule 13G filed on February 12, 2003 on behalf of Wachovia Corporation. According to such filing, Wachovia Corporation has sole voting power with respect to 62,900 shares and sole dispositive power with respect to 1,341,280 shares. Wachovia Corporation, a holding company, reported that its subsidiaries, J.L. Kaplan Associates, LLC ("Kaplan") and Wachovia Bank, N.A. ("Wachovia Bank") acquired the shares reported in the Form 13-G. Wachovia Corporation also reported that the shares held by Kaplan, an investment advisor for mutual funds and other clients, are beneficially owned by such mutual funds and other clients and that the shares held by Wachovia Bank were reported in a fiduciary capacity for Wachovia Bank's customers.

(6)

Based upon information provided by Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios".) In its role as investment advisor or investment manager, Dimensional possessed sole voting and sole investment power over all of the shares. The Portfolios own all of the shares and Dimensional disclaims beneficial ownership of such securities.

(7)

Based upon information provided by Pzena Investment Management LLC ("Pzena"), Pzena has dispositive power with respect to 1,362,700 shares, sole voting power with respect to 1,325,725 shares and no voting power with respect to 36,975 shares.

(8)

Based upon information provided by AXA Financial, Inc. ("AXF") as of November 14, 2003, Alliance Capital Management, L.P. ("Alliance"), a majority owned subsidiary of AXF, has sole voting power with respect to 619,572 shares, shared voting power with respect to 11,250 shares, and sole dispositive power with respect to 734,731 shares. AXA Rosenburg Investment Management LLC ("AXA Rosenburg"), which is an affiliate of AXF, has sole voting power with respect to 529,020 shares and shared dispositive power with respect to 765,520 shares.

(9)

Includes shares subject to options granted under the Company's Amended and Restated 1987 and 1997 Stock Option Plans which are exercisable currently or within 60 days of the date of this proxy statement as follows: Mr. Cremin, 387,500 shares; Mr. Kring, 121,250 shares; Mr. George, 114,250 shares; Mr. Larson, 110,500 shares; Mr. Barton, 43,750 shares; and directors, nominees and executive officers as a group, 851,750 shares.

____________________


EXECUTIVE COMPENSATION

      The following table summarizes compensation paid or accrued during fiscal years 2003, 2002, and 2001 for services in all capacities to the Company by the persons who, at October 31, 2003, were the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"):

Summary Compensation Table
					Long-Term Compensation
		Annual			Awards
Name and Principal Position	Year	Compensation		Other Annual	Securities Underlying	Payouts	All Other
		Salary ($)	Bonus ($)	Compensation ($)(1)	Options (#)	LTIP Payouts ($)	Compensation ($) (2)

Robert W. Cremin (3)	2003	540,000	302,543	-	40,000	412,500	3,000
Chairman, President and	2002	490,000	294,300	-	50,000	164,725	2,750
Chief Executive Officer	2001	454,583	259,749	-	50,000	225,775	2,550

Stephen E. Barton (4)	2003	260,000	84,974	147,502	-	135,000	3,000
Group Vice President	2002	260,385	65,809	-	40,000	17,278	-
	2001	239,423	66,661	-	7,500	-	-

Robert D. George	2003	280,000	104,583	-	10,000	135,000	3,000
Vice President, Chief	2002	258,667	101,733	-	15,000	53,910	2,750
Financial Officer,	2001	246,667	92,355	-	10,000	73,890	2,550
Secretary and Treasurer

Larry A. Kring	2003	335,000	125,126	-	10,000	135,000	3,000
Group Vice President	2002	318,333	121,717	-	20,000	53,910	2,750
	2001	308,333	115,444	-	15,000	73,890	2,550

Stephen R. Larson	2003	273,000	101,968	-	10,000	135,000	3,000
Vice President, Strategy	2002	266,333	99,190	-	15,000	53,910	2,750
& Technology	2001	262,000	97,941	-	10,000	73,890	2,550

____________________
(1)

The Company reimbursed Mr. Barton an aggregate amount of $89,320 for certain closing costs relating to the sale of Mr. Barton's home in connection with his relocation to the Company's principal executive offices. In December 2003, the Company paid $51,231 for the payment of income taxes relating to the reimbursement of these closing costs. The Company also paid an aggregate of $6,951 in other perquisites to Mr. Barton.

(2)	Other amounts listed are those contributed or accrued by the Company for the Named Executive Officer under the Company's 401(k) plan.

(3)	Mr. Cremin was named Chairman on January 19, 2001, in addition to President and Chief Executive Officer, which he has held since January 19, 1999.

(4)	Mr. Barton was named Group Vice President in July 2002. Previously, he was President of Kirkhill-TA Co., a subsidiary of the Company, from October 1998 to June 2002.


Options Granted in the Fiscal Year Ended October 31, 2003
	Individual Grants
	Number of Securities Underlying Options Granted (#) (1)(2)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
Name				Expiration Date	0% ($)	5% ($)	10% ($)

Robert W. Cremin	40,000	16%	17.90	December 2012	0	450,289	1,141,120
Robert D. George	10,000	4%	17.90	December 2012	0	112,572	285,280
Larry A. Kring	10,000	4%	17.90	December 2012	0	112,572	285,280
Stephen R. Larson	10,000	4%	17.90	December 2012	0	112,572	285,280

____________________
(1)

The grants were made pursuant to the Company's Amended and Restated 1997 Stock Option Plan. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. The options vest at the rate of twenty-five percent per year on each of the first four anniversaries of the date of grant. The Amended and Restated 1997 Stock Option Plan provides that the aggregate exercise price of the options and the withholding tax applicable upon exercise (up to the 25% tax rate) may be paid through withholding of shares otherwise issuable upon exercise, which shares are valued at the market price per share on the date of exercise, but pursuant to Company policy, officers are not permitted to exercise their stock options through this withholding procedure. All options held by the Named Executive Officers will become immediately exercisable upon the consummation of certain events constituting a "change of control" of the Company, including (i) the acquisition by certain persons of 30% or more of the Company's voting shares, (ii) a merger or consolidation pursuant to which the Company's shareholders do not retain at least 70% of the voting power of the stock of the surviving entity, (iii) certain changes in the composition of the Company's Board of Directors, (iv) the liquidation or dissolution of the Company or (v) the sale of all or substantially all of the Company's assets other than a sale to an entity, at least 70% of the combined voting power of the voting securities of which are owned by the shareholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.

(2)	These grants were made in December 2002.

(3)

The potential realizable value is based on the assumption that the stock price for the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term, as specified by the SEC. These assumed rates of annual stock price appreciation are specified by the rules of the SEC and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual realizable value, if any, on stock option exercises depends on the future performance of the Common Stock as well as the option holder's continued employment with the Company.


Aggregated Option Exercises in the Fiscal Year Ended October 31, 2003 and Fiscal Year End Option Values
	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) (2)		Value of Unexercised, In-the-Money Options at Fiscal Year End ($) (3)
Name	Exercise (#)	($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert W. Cremin	20,000	294,382	343,750	111,250	2,765,781	501,656
Stephen E. Barton	-	-	41,250	36,250	188,812	26,937
Robert D. George	-	-	101,750	36,250	605,793	204,568
Larry A. Kring	95,000	1,249,512	109,375	38,125	870,840	204,359
Stephen R. Larson	15,000	234,535	103,000	30,000	955,981	158,318

____________________
(1)	The value realized is the difference between the fair market value of the underlying Common Stock at the time of exercise and the aggregate exercise price of the options.

(2)	Exercisable/unexercisable amounts are as of October 31, 2003.

(3)

Based on the closing price of the Common Stock on October 31, 2003, as reported by the New York Stock Exchange ($22.15), less the exercise price, multiplied by the number of in-the-money options held. There is no guarantee that, if and when these options are exercised, they will have this value.

Long-Term Incentive Plans--Awards in the Fiscal Year Ended October 31, 2003
	Number of Shares, Units	Performance or Other Period Until Maturation	Estimated Future Annual Payouts under Non-Stock Price-Based Plans ($) (1)
Name	or Other Rights	or Payout	Target	Maximum

Robert W. Cremin	-	2000-2003	275,000	412,500
Stephen E. Barton	-	2000-2003	90,000	135,000
Robert D. George	-	2000-2003	90,000	135,000
Larry A. Kring	-	2000-2003	90,000	135,000
Stephen R. Larson	-	2000-2003	90,000	135,000

____________________
(1)

The above awards were made pursuant to the Company's long-term incentive compensation plan which was instituted on November 1, 1999. Awards under the new plan are based on performance with respect to three groups of objectives: Group I - target earnings per share growth and target return on shareholders' equity; Group II - strategic operating performance objectives, which may be altered from time to time by the Committee; and Group III - relative earnings per share and return on equity as compared to a peer group of companies and industries. Each of the three groups of objectives is weighted equally and the plan provides for annual updating of objectives when the Committee deems appropriate. Partial payments are to be made based on performance with respect to each group of targets for each year. See "Compensation Committee Report--Long Term Incentive Plan."

Retirement Benefits

      The Named Executive Officers are covered by a tax-qualified defined benefit retirement plan and a Supplemental Executive Retirement Plan ("SERP") which require an employee contribution of 1% of annual compensation. Under the plans, benefits accrue until retirement, subject to a 30-year maximum, with normal retirement at age 65. Under the tax-qualified defined benefit retirement plan, retirees are entitled to receive an annuity computed under a five-year average compensation formula, which includes salary, amounts earned under annual and long-term incentive compensation plans and amounts realized upon exercise of stock options, less expected Social Security benefits. The SERP provides benefits in excess of statutory limits and entitles retirees to receive an annuity computed under a restricted version of the five-year average compensation formula, which excludes amounts earned under the long-term


incentive compensation plan and amounts realized upon exercise of stock options. The retirees may select either a life annuity or one of several alternative forms of payment with an equivalent actuarial value.

      The approximate annual annuity payable upon retirement to the Named Executive Officers is shown in the following table. The amounts shown assume retirement at age 65. Benefits are integrated with Social Security based on the career average Social Security wage base in effect in 2003. To the extent the Social Security wage base is increased after 2003, the benefits payable under the retirement plan would be lower than the amounts shown.

Pension Plan Table
	Years of Credited Service at Retirement
Average Compensation	10	15	20	25	30

$ 100,000	$ 12,700	$ 19,000	$ 25,400	$ 31,700	$ 38,100
250,000	36,700	55,000	73,400	91,700	110,100
400,000	60,700	91,000	121,400	151,700	182,100
550,000	84,700	127,000	169,400	211,700	254,100
700,000	108,700	163,000	217,400	271,700	326,100
850,000	132,700	199,000	265,400	331,700	398,100
1,000,000	156,700	235,000	313,400	391,700	470,100
1,150,000	180,700	271,000	361,400	451,700	542,100

      As of the end of 2003, the Named Executive Officers had accumulated the following years of credited service: Mr. Cremin, 27; Mr. Barton 1.5; Mr. George, 6; Mr. Kring, 10; and Mr. Larson, 24. Pursuant to an arrangement approved by the Board of Directors, Mr. Cremin receives 1.28 years of credit for each year of service after September 29, 1996, until he ceases to be employed as the Company's Chief Executive Officer or until he reaches age 65 (which will result in Mr. Cremin having 30 years of credited service upon retirement from the Company after attaining age 65).

Termination Agreements

      The Company has entered into termination protection agreements with the Named Executive Officers which are designed to induce them to remain in the employ of the Company or any successor company in the event of certain changes in ownership or control by assuring compensation benefits if an officer is terminated "Without Cause" or resigns for "Good Reason," as defined in the agreements. In the event of such termination within two years after a change in ownership or control, the agreements provide for lump sum payments equal to three times the average compensation received during the prior two years, payment of certain legal fees and expenses associated with the termination and insurance benefits for the remainder of the initial two-year period or until other full-time employment is accepted.

Compensation Committee Interlocks and Insider Participation

      Wendell Hurlbut, a current member of the Company's Compensation Committee, was previously an officer of the Company. His most recent position was Chief Executive Officer, from which he retired in January 1999.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Company's Board of Directors consists of four non-employee directors, each of whom the Board has determined (i) meets the independence criteria specified by the SEC and the requirements of Sections 303.01(B)(3) and other applicable sections of the New York Stock Exchange Listing standards and (ii) is financially literate in accordance with the requirements of Section 303.01(B)(2) of the New York Stock Exchange Listing standards. A copy of the Audit Committee charter is attached to this proxy as Annex A.

      Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee is responsible for overseeing the Company's financial reporting


processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements relating to the fiscal year ended October 31, 2003 and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters relating to the audit required to be discussed by Statements of Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company and received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1.

      The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Company's independent auditors.

Respectfully submitted,

JOHN F. CLEARMAN, CHAIRMAN
ROSS J. CENTANNI
ROBERT S. CLINE
ANTHONY P. FRANCESCHINI

INDEPENDENT AUDITOR'S FEES

      The aggregate fees billed by Ernst & Young LLP, the Company's independent auditors, in fiscal 2003 and 2002 were as follows:
	Fees
Services Rendered	2003	2002

Audit services (1)	$899,796	$619,277
Audit-related services (2)	-	67,324
Tax services (3)	320,140	490,233
All other services	-	-

____________________
(1)

Includes professional services for the audit of the Company's annual financial statements, reviews of the financial statements included in the Company's Form 10-Q filings, services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)

Includes fees associated with tax compliance, tax advice and domestic and international tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.


      The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Ernst & Young LLP's independence and has concluded that it is.

      The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent auditor. The Audit Committee may either pre-approve such services without consideration of specific case-by-case services ("general approval") or pre-approve specific services ("specific pre-approval"). Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company's business, people, culture, accounting systems, risk profile and whether the services enhance the Company's ability to manage or control risks and improve audit quality.

      All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Audit Committee has designated the Corporate Controller to monitor the services provided by the independent auditor, to determine whether such services are in compliance with the pre-approval policy and to report the results of such monitoring to the Audit Committee on a periodic basis.

COMPENSATION COMMITTEE REPORT

Executive Compensation Principles

      The Compensation Committee (the "Committee") is responsible for administering the compensation program for the executive officers of the Company. The Committee is composed exclusively of independent directors who are not eligible to participate in any of the Company's executive compensation programs.

      The Company's executive compensation practices are based on principles designed to align executive compensation with Company objectives, business strategy, management initiatives and financial performance. In applying these principles, the Committee has established a program to:
*

Support a performance-oriented environment that rewards performance not only with respect to the Company's annual results, but also with respect to Company performance as compared to that of longer term industry performance levels.

*	Reward executives for long-term strategic management and the enhancement of shareholder value.

*	Attract and retain key executives critical to the success of the Company.


Executive Compensation Program

      Each executive's total compensation consists of both cash and equity-based compensation. The cash portion consists of salary, an annual incentive plan and a long-term incentive plan. The equity portion consists of awards under the Company's stock option plans.

Salary:

      The Committee determines the initial salary for key executive officers based upon surveys of salaries for positions of comparable responsibility, taking into account competitive norms and the experience of the person being considered. Subsequent salary changes are based upon individual performance or changes in responsibilities. Through the use of external compensation survey data, the Committee targets pay levels for comparable positions in benchmark companies. These benchmark companies include major aerospace and other large corporations, as well as some of the companies in the S&P 500 and Aerospace and Defense Index used in the performance comparison graph in this proxy statement.

Annual Incentive Plan:

      Award amounts payable under the annual incentive plan are initially computed at the beginning of the fiscal year based on a "target" award amount (stated as a percentage of the executive's base salary) and the achievement of certain performance measurement goals. The actual award amount can range from 0% to 150% of each executive's "target" award amount.

      After "target" award amounts are computed, the Committee may, at its discretion, adjust the actual amount paid to each executive upward or downward by as much as 25% of the greater of the executive's computed award and the executive's target award amount. The ability of the Committee to make subjective adjustments to award amounts reflects the Committee's desire that the performance of the Company measured against the goals established at the beginning of the year reflect as fully as possible the achievements of management. No award may exceed 112.5% of the executive's base salary.

      For 2003, the Committee selected earnings per share as the sole performance measurement goal. Award amounts computed under the plan formula ranged from 28% to 56% of base salary. The Committee did not make any discretionary adjustment to the award amounts.

Long-Term Incentive Plan:

      The long-term incentive compensation plan covers the four fiscal year period ending in October 2003 and is based on three groups of objectives: Group I establishes target earnings per share growth and target return on shareholders' equity; Group II establishes strategic operating performance objectives for the Committee to monitor, which may be altered from time to time by the Committee; and Group III establishes relative earnings per share and return on equity performance measurements compared to a peer group of companies and industries. Each of the three groups of objectives is weighted equally, and the plan provides for annual updating of objectives when the Committee deems appropriate.

      The plan contemplates partial payouts after the close of each fiscal year based on Committee evaluation of performance and based upon certain dollar targets established for each participant at the beginning of each fiscal year. These partial payouts are limited to 150% of base salary for each year an executive receives payments under the plan. For fiscal 2003, no earned payout to a plan participant exceeded 76% of base salary.

Stock Options:

      Stock options, in conjunction with target award levels from the long-term incentive compensation plan, provide executives with competitive incentive opportunities. The Committee generally makes awards of stock options approximately equal in value to the current salary of each senior executive. The Committee regularly reviews each such executive's situation and grants additional options periodically or in connection with promotions. The options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant and become


exercisable after the expiration of a period of time. Typically each grant vests on an annual basis ratably over four years, and continues to be exercisable until ten years from the date granted. The options provide incentive for the creation of shareholder value over the long term, since the full benefit of the options cannot be realized unless the Common Stock appreciates during the term of the option.

Chief Executive Officer Compensation:

      The Committee believes the CEO's compensation should be structured so the payouts from the annual incentive plan and the long-term incentive plan relate closely to the Company's performance. It has followed a policy of providing the CEO with a compensation package which, in addition to base salary, would pay cash incentives of up to 125% of base salary for achieving target Company performance. The Committee has separately reviewed the CEO's salary and participation levels in both the annual incentive plan and long-term incentive plan relative to the Company's fiscal 2003 performance, as measured by the previously established incentive compensation goals described above. In 2003, the CEO's award under the annual incentive plan was $302,543 (56% of base salary), the earned portion of the long-term incentive plan was $412,500 (76% of base salary), and the CEO's base salary was $540,000. In December 2003, the Committee awarded the CEO options to purchase 55,000 shares of the Company's Common Stock at fair market value on the date of grant.

Additional Information:

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company's CEO or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit. The Committee generally intends to grant awards under the Company's stock option plans consistent with the terms of Section 162(m) so the awards will not be subject to the $1 million limit. In other respects, the Committee generally intends to take actions in the future that may be necessary to preserve the deductibility of executive compensation to the extent reasonably practicable and consistent with the Company's ability to provide competitive compensation.

Respectfully submitted,

E. JOHN FINN, CHAIRMAN
RICHARD R. ALBRECHT
WENDELL P. HURLBUT
JERRY D. LEITMAN


COMMON STOCK PRICE PERFORMANCE GRAPH

      The following graph compares the cumulative total return to shareholders on the Common Stock during the fiscal years 1998 through 2003 with the cumulative total return of the Standard & Poor's 500 Stock Index, the Aerospace & Defense Smallcap Index, and the Standard & Poor's Smallcap 600 Index. The cumulative total return on the Company's Common Stock and each index assumes the value of each investment was $100 on October 31, 1998, and that all dividends were reinvested. The measurement dates plotted below indicate the last trading date of each fiscal year shown. The stock price performance shown in the graph is not necessarily indicative of future price performance.

      The closing market price of the Company's Common Stock on the New York Stock Exchange as reported on January 5, 2004, was $27.38 per share.

APPROVAL OF COMPANY'S 2004 EQUITY COMPENSATION PLAN

The Board of Directors recommends a vote "for" this proposal.

      The Board of Directors of the Company is seeking shareholder approval of the Esterline Technologies Corporation 2004 Equity Incentive Plan (the "2004 Plan"), which will replace the Company's Amended and Restated 1997 Stock Option Plan (the "1997 Plan"). The 2004 Plan provides for a broader variety of equity incentive awards than the 1997 Plan, which only permitted grants of nonqualified stock options, and includes updated provisions related to change of control and limitations on the number of shares that may be awarded under certain circumstances.

      Up to 1,899,250 shares of Common Stock will be reserved for issuance under the 2004 Plan, all of which were previously reserved for issuance under the 1997 Plan. The Board believes that replacing the 1997 Plan with the 2004 Plan is necessary to enable the Company to continue to attract and retain valuable employees. If the Company's shareholders approve the 2004 Plan, effective upon the receipt of such approval, the 2004 Plan will become effective and the 1997 Plan will terminate.


      As of January 5, 2004, 92 of the Company's employees were participating in the 1997 Plan. At that date, options to purchase an aggregate of 1,260,000 shares of Common Stock were outstanding under the 1997 Plan, and 682,000 shares of Common Stock remained available for grant.

      A copy of the 2004 Plan, as approved by the Board of Directors of the Company on December 4, 2003, is attached to this proxy statement as Annex B and is incorporated herein by reference. The following description of the 2004 Plan is a summary and does not purport to be a complete description. See Annex B for more detailed information.

      If the 2004 Plan as proposed is not approved by the Company's shareholders, awards will continue to be made under the 1997 Plan as in effect, but no awards will be made pursuant to the 2004 Plan.

Description of the 2004 Plan

Purpose

      The purpose of the 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of the Company and its affiliates by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's shareholders.

Administration - The Compensation Committee

      The 2004 Plan is administered by the Compensation Committee of the Company's Board of Directors. The committee consists of at least two members, each of whom is a "non-employee director" as defined for purposes of Section 16 of the Securities Exchange Act of 1934 ("Section 16"), and an "outside director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). The committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The committee may delegate authority to administer the 2004 Plan with respect to employees who are not executive officers or directors. The committee may also delegate to one or more of the Company's officers, to the extent permitted by Delaware law, the right to grant awards with respect to employees who are not officers or directors. Any action or determination specifically affecting or relating to an award to a non-employee director must be approved and ratified by the Company's Board of Directors.

Eligibility

      Awards may be granted under the 2004 Plan to employees, officers and directors, including non-employee directors, of the Company and its affiliates. Although all employees, officers and directors are eligible to participate under the 2004 Plan, the plan administrator currently intends to grant awards only to officers and key employees, of which there were approximately 100 as of January 5, 2004.

Types of Awards

      The 2004 Plan permits the granting of any or all of the following types of awards: (1) stock options, (2) stock appreciation rights, (3) restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria and (5) other stock or cash-based awards. In connection with any award or any deferred award, payments may also be made representing dividends or their equivalent.

      Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company's Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2004 Plan generally will be at least 100% of the fair market value of the stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions. The committee will fix the term of each option, but no option under the 2004 Plan will be exercisable more than ten years after the option is granted. Each option will be exercisable at such time or times as


determined by the committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of the Company's Common Stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the committee. Options may also be exercised by means of a broker-assisted cashless exercise.

      After termination of service with the Company or its affiliates, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant's option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, retirement, death or disability and (ii) three years following his or her termination due to retirement, death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the three-year anniversary of the participant's death. In no event will an option be able to be exercised later than the expiration of its term.

      Stock Appreciation Rights ("SARs"). SARs may be granted alone ("freestanding") or in addition to other awards and may, but need not, relate to a specific option granted under the 2004 Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate, however, under the 2004 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of the Company's Common Stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the committee. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

      Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted subject to restrictions, which may be based on continuous service with the Company or its affiliates or the achievement of performance criteria, as determined by the committee. Until the lapse of the restrictions, recipients may not dispose of their restricted stock. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the committee.

      Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance criteria relating to any performance award are determined by the committee. Performance awards may be paid entirely or in any combination of cash, stock or other property, in the discretion of the committee. Recipients of performance awards are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law.

      Other Stock or Cash-Based Awards. The committee is also authorized to grant to participants, either alone or in addition to other awards granted under the 2004 Plan, incentives payable in cash or in shares of Common Stock subject to terms and conditions determined by the committee.

Shares Subject to the 2004 Plan

      Number of Shares Reserved for Issuance. The 2004 Plan authorizes the issuance of up to 1,899,250 shares of Common Stock, all of which were previously reserved for issuance under the Company's 1997 Plan. Shares of Common Stock covered by an award granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2004 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards are available for grant under the 2004 Plan. Awards made or


adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2004 Plan. The shares of stock deliverable under the 2004 Plan may consist in whole or in part of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The committee may adjust the aggregate number of shares or the awards under the plan in the event of a change affecting shares of Common Stock, such as stock dividends, recapitalization, reorganization or mergers.

      Limitations on Use of Shares Subject to the 2004 Plan. The committee may not make awards under the 2004 Plan to any single participant in any calendar year that relate to more than 325,000 shares of Common Stock, except that the committee may make a one-time award to a newly hired or promoted participant relating to up to 650,000 shares of Common Stock. The maximum number of shares that may be issued under the 2004 Plan pursuant to awards, other than options and stock appreciation rights, that are not subject to restrictions based on the satisfaction of performance goals or granted in lieu of the payment of performance-based cash incentive awards is 50% of the maximum number of shares reserved under the 2004 Plan. The maximum number of shares that may be issued under the 2004 Plan pursuant to awards, other than options and stock appreciation rights, that contain no restriction or restrictions based solely on continuous employment or services for less than three years (except for termination of employment by reason or death, disability or retirement) is 50% of the maximum number of shares reserved under the 2004 Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2004 Plan is the total number of shares reserved under the 2004 Plan.

Nonassignability of Awards

      Unless the committee determines otherwise, no award granted under the 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant's lifetime, only by the participant, or, if permissible under applicable law, by the participant's guardian or legal representative.

Term, Termination and Amendment

      Unless earlier terminated by the Company's Board of Directors or the committee, the 2004 Plan will terminate on March 3, 2014. The Company's Board of Directors or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2004 Plan at any time, as long as the rights of a participant are not impaired without the participant's consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot impair the rights of any participant without the participant's consent. The committee may not reprice options or SARs without shareholder approval. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, which would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Internal Revenue Code.

Performance-Based Compensation under Section 162(m)

      The business criteria which the committee may use to set performance objectives for an award of restricted stock, performance shares, performance units or other stock unit awards under the 2004 Plan are the attainment of one or more performance goals established by the committee, based on the attainment of specified levels of one or any combination of the following business criteria of the Company, its affiliates or its business units, as reported or calculated by the Company: return on average common shareholders' equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; operating earnings (earnings before transaction-related expense) per diluted share of Common Stock; net operating earnings (earnings before transaction-related expense) per diluted share of Common Stock; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Such performance objectives also may be based on the Company's achievement of specified levels of performance under one or more of the business criteria described above relative to the performance of other corporations.


Company Transaction and Change in Control

      Company Transaction. Under the 2004 Plan, to maintain all of the participants' rights in the event of a Company transaction that is not a change in control or a related party transaction, unless the committee determines otherwise at the time of grant with respect to a particular award:
*

All outstanding awards become fully and immediately exercisable immediately prior to the Company transaction, unless such awards are converted, assumed, or replaced by the successor company. The Company can elect to cash-out options and stock appreciation rights.

*	Performance awards earned and outstanding become payable in full and deferrals or other restrictions shall remain in effect.

*	If participant's employment is terminated without cause or for good reason following the Company transaction, any awards remaining to be paid will be paid in accordance with the award agreement.

*	If the participant's employment is terminated following the Company transaction, any awards remaining to be paid will be paid in accordance with the payout schedule pursuant to the award agreement.

      Change of Control. Under the 2004 Plan, to maintain all of the participants' rights in the event of a change in control of the Company (as described below), unless the committee determines otherwise at the time of grant with respect to a particular award:
*	Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.

*	Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

*

All performance stock and performance units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.

*

Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

*	The committee can provide a cash-out right for options and SARs in connection with a change in control.

      Under the 2004 Plan, a Company transaction means the consummation of any of the following:
*	a merger or consolidation of the Company with or into any other company or other entity;

*	a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company's outstanding voting securities; or

*	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company's assets.

      Under the 2004 Plan, a related party transaction means a Company transaction pursuant to which:
*

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 70% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such Company transaction;

*

no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

*	the Company's incumbent board will, after the Company transaction, constitute at least a majority of the board of the Company resulting from such Company transaction.

      Under the 2004 Plan, a change in control of the Company means the occurrence of any of the following events:
*

an acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of common stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company, or a related party transaction.

*

a change in the composition of the Company's Board of Directors during any two-year period such that the incumbent board members cease to constitute at least a majority (not including directors whose election was approved by at least two-thirds of the incumbent board).

Other Information

      A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2004 Plan are discretionary. The closing price of the Company's Common Stock, as reported on the New York Stock Exchange on January 5, 2004, was $27.38 per share.

U.S. Federal Income Tax Consequences

      The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

      Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

      Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between


the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

      With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

      A participant will not recognize taxable income upon the grant of an SAR. Upon the exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Restricted Stock Awards

      Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

      Any dividends or dividend equivalents arising with respect to shares of restricted stock for which the restrictions have not lapsed generally will be taxable as ordinary income to the participant at the time the dividends or dividend equivalents are received by the participant. Dividends arising with respect to restricted stock after the restrictions have lapsed, or with respect to which the election described in the preceding paragraph was timely made, generally would be subject to a reduced rate of tax under current law.

Stock Unit Awards, Performance Awards and Other Stock or Cash-Based Awards

      A participant will not recognize taxable income upon the grant of a stock unit award or a performance award. Generally, upon the distribution of cash or shares to a participant pursuant to the terms of a stock unit award or performance award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of shares transferred to the participant over any amount paid to the Company by the participant with respect to the award. The tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company

      In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m).

Tax Withholding

      The Company is authorized to withhold from any award granted or payment due under the 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The committee is authorized to establish procedures


for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of the Company's stock or by directing the Company to retain stock otherwise deliverable in connection with the award.

EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information about the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Amended and Restated 1987 Stock Option Plan, the Non-Employee Directors' Stock Compensation Plan, the Amended and Restated 1997 Stock Option Plan and the 2002 Employee Stock Purchase Plan, the only equity compensation plans of the Company in effect as of the end of the Company's last fiscal year.
	Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved
by security holders	1,497,750	$16.25	1,107,134	(1)(2)
Equity compensation plans not
approved by security holders	-	-	-

Total	1,497,750	$16.25	1,107,134

____________________
(1)

Of these shares, 245,048 shares are available for purchase under the 2002 Employee Stock Purchase Plan, 798,000 are available for grant under the Amended and Restated 1997 Stock Option Plan and 64,086 are available for grant under the Non-Employee Directors' Stock Compensation Plan, as of the end of the Company's last completed fiscal year.

(2)

Pursuant to the Non-Employee Directors' Stock Compensation Plan, each of the Company's non-employee directors will receive an automatic grant of shares of Common Stock not subject to any restriction within 45 days of each annual shareholders meeting with an aggregate market value of $10,000 based on the closing price of the Common Stock on that date.

SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors of the Company appointed Ernst & Young LLP as the Company's independent auditors to audit its consolidated financial statements for the fiscal year ending October 29, 2004.

      The Company expects that representatives of Ernst & Young LLP will be present at the 2004 annual meeting, will be given the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors and executive officers to file electronically reports of their ownership of Common Stock and of changes in such ownership to the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who did not file a Section 16 report on a timely basis. Based solely upon a review of such reports furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that all such reports were filed on a timely basis during fiscal 2003.


OTHER MATTERS

      As of the date of this proxy statement, the only matters which management intends to present at the meeting are those set forth in the notice of meeting and in this proxy statement. Management knows of no other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting as proxies.

ANNUAL REPORT AND FORM 10-K

      The 2003 Annual Report of the Company was mailed to shareholders with this proxy statement. The Company will furnish without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003, including the consolidated financial statements and the financial statement schedules, to any shareholder who makes a request. Contact Esterline Technologies, Attn: Corporate Communications, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004 or call (425) 453-9400. This proxy statement and the 2003 Annual Report are also available on the Company's website, http://www.esterline.com.

SHAREHOLDER PROPOSALS FOR 2005

      An eligible shareholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2005 annual meeting must notify the Secretary of the Company. The proposal must be received at the Company's executive office no later than October 5, 2004. A shareholder must have been a registered or beneficial owner of at least one percent of the outstanding shares of Common Stock or shares of Common Stock with a market value of $2,000 for at least one year prior to submitting the proposal and the shareholder must continue to own such stock through the date on which the meeting is held. In addition, if the Company receives notice of a shareholder proposal after December 9, 2004, the persons named as proxies in the proxy statement for the 2005 annual meeting will have discretionary voting authority to vote on such proposal at the 2005 annual meeting.
By order of the Board of Directors

ROBERT D. GEORGE Vice President, Chief Financial Officer Secretary and Treasurer

February 3, 2004


ANNEX A

AUDIT COMMITTEE CHARTER

Purpose and Authority

      It is the policy of this Company to have an Audit Committee (the "Committee") of the Board of Directors to assist the Board in its oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Company's internal audit function and independent auditors. In addition, the Committee shall prepare a report as required by the Securities and Exchange Commission (the "SEC") to be included in the Corporation's annual proxy statement. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.

      As the Committee deems appropriate, it may engage independent counsel, accounting and other advisors to assist the Committee without seeking Board approval. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to such counsel and advisors engaged by the Committee pursuant to the preceding sentence.

      The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Composition, Role and Independence, Meetings

      The membership of the Committee shall consist of at least three directors. In the business judgment of the Board, each member shall be financially literate, or shall become financially literate within a reasonable time after appointment. At least one member, in the judgment of the Board, shall have such accounting or related financial management expertise in order to meet the criteria for an "audit committee financial expert" as defined by the SEC. Each member shall meet the independence requirements applicable to audit committee members established by the Board, the SEC and the New York Stock Exchange ("NYSE"), as the same may be amended or supplemented from time to time. The Committee shall maintain free and open communication (including separate private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

      No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

      The members of the Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. The Board may remove any member from the Committee. The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the director of internal audit, and the lead independent audit partner.

      The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

Duties and Responsibilities

      The Committee's duties and responsibilities include the following, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:


Engagement of Independent Auditor
*

Selecting and retaining the independent auditor to audit the financial statements of the Company. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the outside auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that the independent auditor shall report directly to the Committee. In so doing, the Committee will ensure that the independent auditor submits at least annually a formal written statement delineating all relationships between the independent auditor and the Company and an affirmation that the auditor is in fact independent, will actively engage in dialogue with the independent auditor regarding any relationships or services that may impact the independent auditor's objectivity and independence, and will recommend to the Board actions appropriate to satisfy itself of the independent auditor's independence.

*

Determining and approving, in its sole authority, the compensation of the independent auditor. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing its audit report and of other ordinary administrative expenses that are necessary or appropriate in carrying out the duties of this Committee.

*	Resolving disagreements between management and the independent accountant regarding financial reporting.

*

Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

*

Pre-approving the retention of the independent auditor for all audit and such non-audit services as the independent auditor is permitted to provide the Company and approve the fees for such services other than de minimis non-audit services allowed by relevant law in accordance with the procedures set forth on Exhibit 1 attached hereto. The Committee may pre-approve audit and non-audit services by establishing detailed pre-approval policies and procedures as to the particular service; provided that the Committee is informed of each service pre-approved, and that no pre-approval shall be delegated to management. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

*	Ensuring that the Committee's approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

Evaluation of Independent Auditor
*	At least annually, evaluating the independent auditor's qualifications, performance and independence, including that of the lead partner.

*

At least annually, obtaining and reviewing a report by the independent auditor describing (i) the firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or external review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.

*

At least annually, obtaining and reviewing the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engaging in a dialogue with the auditor with respect to that firm's independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and taking, or recommending that the Board take, appropriate action to satisfy itself of the independence of the outside auditor.

*

Discussing with the independent auditor the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

*

If appropriate or required by law, ensuring that the independent auditor's lead partner and reviewing partner are replaced every five years. Considering, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

*	Presenting the Committee's conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.

Review of Financial Statements and Related Disclosure
*

Reviewing the audited financial statements, the report of the independent auditor thereon, the quarterly financial statements, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and having the opportunity to discuss questions and concerns with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, issues encountered during the course of the audit work (including any restrictions on the scope of activities, access to required information and such other inquiries as may be appropriate. Based on the review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS No. 61, and its discussions regarding the auditor's independence, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

*

Reviewing with the independent auditor any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or access to requested information, any significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the national office, and any management or internal control letters issued or proposed to be issued. Reviewing and discussing with the independent auditor the responsibilities, budget and staffing of the Company's internal audit function.

*

Reviewing and discussing the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Periodic Assessments and Review
*

Obtaining and reviewing timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

*

Reviewing, including with management and the independent auditor, if appropriate, (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

*

Reviewing, including with management and the independent auditor, if appropriate, changes in promulgated accounting and auditing standards that may materially affect the Company's financial reporting practices.

*

Discuss guidelines or policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

*

Reviewing any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Reviewing any report issued by the Company's independent auditor regarding management's assessment of the Company's internal controls.

*

Discussing with management (at least annually) the status of: pending litigation; taxation matters; environmental compliance practices; risk assessment policies; risk management program; and other legal and compliance areas as may be appropriate, and the steps management has taken to monitor and control major financial risk exposures.

Internal Audit Review
*	Providing guidance and oversight to the internal audit activities of the Company, including reviewing the budget, organization, plans and scope, and results of such activities.

Related Party Transactions
*	Reviewing and approving all related-party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Proxy Statement Report
*

Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders, which report shall include the information required by applicable SEC and NYSE rules, as amended and supplemented from time to time.

Hiring Policies
*

Set clear policies for the Company's hiring of employees or former employees of the independent auditor, and ensure that such policies comply with any regulations applicable to the Company from time to time.

Complaint Procedures
*	Establish procedures for the receipt, retention and treatment of complaints from employees on accounting, internal accounting controls or auditing matters.

*	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Reports to Board
*

The Committee shall report regularly to the Board, including, to the extent the Committee deems appropriate, any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the internal and independent auditors and the performance of the internal audit function.

Annual Review

      The Audit Committee shall review and reassess this charter and agenda annually.

      The Committee shall obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations for improvement.

      It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.


ANNEX B

ESTERLINE TECHNOLOGIES CORPORATION
2004 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

      The purpose of the Esterline Technologies Corporation 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of Esterline Technologies Corporation and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

SECTION 2. DEFINITIONS

      As used in the Plan,

      "Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

      "Acquisition Price" means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which the Common Stock is listed or on Nasdaq during the 60-day period prior to and including the date of a Company Transaction or Change in Control or (b) if the Company Transaction or Change in Control is the result of a tender or exchange offer or a negotiated acquisition of the Company's Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board in its sole discretion.

      "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Stock, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

      "Board" means the Board of Directors of the Company.

      "Cause," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by criminal law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee of the Board, whose determination shall be conclusive and binding.

      "Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

      (a)  an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding, however, the following (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or


      (b)  a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" has the meaning set forth in Section 3.1.

      "Common Stock" means the common stock, par value $0.20 per share, of the Company.

      "Company" means Esterline Technologies Corporation, a Delaware corporation.

      "Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:
(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company's outstanding voting securities, or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company's assets.

      Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

      "Covered Employee" means a "covered employee" as that term is defined in Section 162(m)(3) of the Code or any successor provision.

      "Disability," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of six months or more and that causes the Participant to be unable to perform the essential functions of his or her job for the Company or a Related Company, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee whose determination shall be conclusive and binding.

      "Effective Date" has the meaning set forth in Section 19.

      "Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      "Fair Market Value" means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless


determined otherwise by the Committee using such methods or procedures as it may establish, including an average of trading days not to exceed 30 days from the Grant Date.

      "Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to the Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

      "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code or any successor provision.

      "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

      "Option" means a right to purchase Common Stock granted under Section 7.

      "Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

      "Participant" means any Eligible Person to whom an Award is granted.

      "Performance Criteria" has the meaning set forth in Section 12.1.

      "Performance Stock" means an Award granted under Section 11.1.

      "Performance Unit" means an Award granted under Section 11.2.

      "Plan" means Esterline Technologies Corporation 2004 Equity Incentive Plan.

      ''Related Company" means any entity that is directly or indirectly controlled by the Company.

      "Related Party Transaction" means a Company Transaction pursuant to which:

      (a)  all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 70% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Company Transaction (including a Parent Company) in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

      (b)  no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the company resulting from such Company Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the company resulting from such Company Transaction or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

      (c)  individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the company resulting from such Company Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).


      "Restricted Stock" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

      "Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as the term is defined in Section 411(a)(8) of the Code.

      "Securities Act" means the Securities Act of 1933, as amended from time to time.

      "Stock Appreciation Right" means a right to stock appreciation granted under Section 9.1.

      "Stock Unit" means an Award granted under Section 10 denominated in units of Common Stock.

      "Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines.

      "Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

      "Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or by the Committee with respect to directors and executive officers, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

      "Vesting Commencement Date" means that Grant Date or such other date selected by the Committee as the date from which the Option begins to vest for purposes of Section 7.4.

SECTION 3. ADMINISTRATION

3.1  Administration of the Plan

      The Plan shall be administered by the Compensation Committee of the Board which shall be composed of no fewer than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto; provided, however, that with respect to non-employee directors, the Plan shall be administered by the Board. Notwithstanding the foregoing, the Board or the Committee may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board or the Committee deems appropriate, except with respect to benefits to non-employee directors and officers subject to Section 16 of the Exchange Act or officers who are or may become Covered Employees. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee"


shall be, as applicable, to the Board, to the Compensation Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.

      The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.

3.2  Administration and Interpretation by Committee

      Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (a) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (h) interpret and administer the Plan and any instrument evidencing an Award or agreement entered into under the Plan; (i) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (j) delegate ministerial duties to such of the Company's officers as it so determines; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1  Authorized Number of Shares

      Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock available for issuance under the Plan shall consist of any authorized shares (i) not issued or subject to outstanding awards under the Company's Amended and Restated 1997 Stock Option Plan (the "Prior Plan") on the Effective Date and (ii) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,899,250 shares, subject to adjustment from time to time as provided in Section 16.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

      Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2  Share Usage

      (a)  Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted


Stock, Stock Units, Performance Stock or Performance Units. Notwithstanding the foregoing, for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

      (b)  The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

      (c)  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or non-employee directors of the Company or a Related Company prior to such acquisition or combination. Notwithstanding anything in the Plan to the contrary, the Committee may grant substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

4.3  Limitations

      (a)  Subject to adjustment as provided in Section 16.1, no Participant shall be eligible to receive in any one calendar year Awards relating to more than 325,000 shares of Common Stock, except that a newly hired or newly promoted Participant shall be eligible to receive a one-time Award relating to up to 650,000 shares of Common Stock.

      (b)  Subject to adjustment as provided in Section 16.1, the maximum number of shares may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1.

      (c)  Subject to adjustment as provided in Section 16.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that are not (i) subject to restrictions based on the satisfaction of specified performance goals or (ii) granted in lieu of the payment of performance-based cash incentive awards shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

      (d)  Subject to adjustment as provided in Section 16.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

SECTION 5. ELIGIBILITY

      An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.


SECTION 6. AWARDS

6.1  Form, Grant and Settlement of Awards

      The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2  Evidence of Awards

      Awards granted under the Plan shall be evidenced by a written (including electronic) instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3  Vesting of Awards

      The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Committee or the Board, whose determination shall be final.

6.4  Deferrals

      The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred share unit equivalents.

SECTION 7. OPTIONS

7.1  Grant of Options

      The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2   Option Exercise Price

      The exercise price for shares purchased under an Option shall not be less than 100% of the Fair Market Value of the Common Stock for the Grant Date, except in the case of Substitute Awards.

7.3  Term of Options

      Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4  Exercise of Options

      The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied


by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5  Payment of Exercise Price

      The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:
(a) cash;

(b) check or wire transfer;

      (c)  tendering (either actually or, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

      (d)  if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e) such other consideration as the Committee may permit.

7.6  Post-Termination Exercise

      The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:
(a) Any portion of an Option that is not vested and exercisable on the date of a Participant's Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant's Termination of Service shall expire on the earliest to occur of:

(i) if the Participant's Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after the date of such Termination of Service;

(ii) if the Participant's Termination of Service occurs by reason of Retirement, Disability or death, the date that is three years after the date of such Termination of Service; and

(iii) the last day of the maximum term of the Option (the "Option Expiration Date").

      Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.


      Also notwithstanding the foregoing, in case a Participant's Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

      Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1  Dollar Limitation

      To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant's Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2  Eligible Employees

      Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3  Exercise Price

      The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4  Option Term

      Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5  Exercisability

      An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant's Termination of Service if termination was for reasons other than death or Disability, (b) more than one year after the date of a Participant's Termination of Service if termination was by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.


8.6  Taxation of Incentive Stock Options

      In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

8.7  Code Definitions

      For the purposes of this Section 8 "disability", "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1  Grant of Stock Appreciation Rights

      The Committee may grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") to Participants at any time. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock on the Grant Date. An SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall not exceed ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2  Payment of SAR Amount

      Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10. RESTRICTED STOCK AND STOCK UNITS

10.1  Grant of Restricted Stock and Stock Units

      The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any performance criteria, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2  Issuance of Shares; Settlement of Awards

      Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid shares of Common Stock or, if set forth in the instrument evidencing the Awards, in a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.


10.3  Dividends and Distributions

      Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

10.4  Waiver of Restrictions

      Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE STOCK AND PERFORMANCE UNITS

11.1  Grant of Performance Stock

      The Committee may grant Awards of Performance Stock and designate the Participants to whom Performance Stock is to be awarded and determine the number of shares of Performance Stock, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Stock shall entitle the Participant to a payment in the form of Common Stock, cash or a combination, as the Committee may determine, upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the number of shares to be issued or the amount of cash to be paid under an Award of Performance Stock may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2  Grant of Performance Units

      The Committee may grant Awards of Performance Units and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units, the length of the performance period and the terms and conditions of each such Award. Each Award of Performance Units shall entitle the Participant to a payment in the form of Common Stock, cash or a combination, as the Committee may determine, upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the number of shares to be issued or the amount of cash to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. PERFORMANCE GOALS

12.1  Awards Subject to Performance Goals

      Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code: return on average common shareholders' equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; operating earnings (earnings before transaction-related expense) per diluted share of Common Stock; net operating earnings (earnings before transaction-related expense) per diluted share of Common Stock; return on average assets; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics (the "Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.


12.2  Use and Calculation of Performance Criteria

      Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Extraordinary Items. Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

SECTION 13. OTHER STOCK OR CASH-BASED AWARDS

      In addition to the Awards described in Sections 7 through 11, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

SECTION 14. WITHHOLDING

      The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

      The Committee may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes.

SECTION 15. ASSIGNABILITY

      No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and the instrument evidencing the Award.

SECTION 16. ADJUSTMENTS

16.1  Adjustment of Shares

      In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any

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securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.3; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore.

      The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

      Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction or Change of Control shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.

16.2  Dissolution or Liquidation

      To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Options, Stock Appreciation Rights and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

16.3  Company Transaction; Change in Control
16.3.1 Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

      Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not a Change in Control or a Related Party Transaction:

      (a)  All outstanding Awards, other than Performance Stock and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations shall lapse immediately prior to the Company Transaction, unless such Awards are converted, assumed, or replaced by the Successor Company. Notwithstanding the foregoing, with respect to Options or Stock Appreciation Rights, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Options shall terminate upon consummation of such Company Transaction and that each such Participant shall receive, in exchange therefore, a cash payment equal to the amount (if any) by which (a) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options or SARs (whether or not then exercisable) exceeds (b) the aggregate exercise price for such Options or SARs.

      For the purposes of this Section 16.3.1, an Award shall be considered assumed or substituted for if following the Company Transaction the option or right confers the right to purchase or receive, for each Common Share subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely


common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee and its determination shall be conclusive and binding.

      (b)  All Performance Stock or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Stock or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full in accordance with the payout schedule pursuant to the Award agreement.

      Any existing deferrals or other restrictions shall remain in effect. If the Participant's employment is terminated without Cause following the Company Transaction, any Awards remaining to be paid will be paid in accordance with the employment termination provision of the Award agreement. If the Participant's employment is terminated for good reason (as defined in the Award agreement) following the Company Transaction, any Awards remaining to be paid will be paid in accordance with the payout schedule pursuant to the Award agreement.

16.3.2 Effect of a Change in Control

      Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

      (a)  any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

      (b)  any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

      (c)  all Performance Stock and Performance Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Stock and Performance Units shall be immediately settled or distributed; and

      (d)  any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

16.3.3 Change in Control Cash-Out

      Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option or SAR shall have the right, whether or not the Option or SAR is fully exercisable and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under the Option, and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option or SAR to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option or SAR multiplied by the number of shares of Common Stock granted under the Option or SAR as to which the right granted under this Section 16.3.3 shall have been exercised.


16.4  Further Adjustment of Awards

      Subject to Sections 16.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

16.5  No Limitations

      The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.6  Fractional Shares

      In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 17. AMENDMENT AND TERMINATION

17.1  Amendment, Suspension or Termination

      The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.

      Subject to Section 17.3, the Board or the Committee may amend the terms of any outstanding Award, prospectively or retroactively; provided, however, that, to the extent that any such amendment constitutes a "repricing" under applicable law, regulation, stock exchange rule or generally accepted accounting principle, stockholder approval shall be required for such amendment.

17.2  Term of the Plan

      Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date of the Plan and (b) the date the stockholders of the Company approve any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3  Consent of Participant

      The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.

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SECTION 18. GENERAL

18.1  No Individual Rights

      No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

      Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2  Issuance of Shares

      Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

      The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

      As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

      To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3  Indemnification

      Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.


      The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4  No Rights as a Stockholder

      Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Stock Appreciation or Stock Unit Option shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5  Compliance With Laws and Regulations

      In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

18.6  Participants in Other Countries

      The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or any Related Company may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to comply with applicable foreign laws and to meet the objectives of the Plan.

18.7  No Trust or Fund

      The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8  Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9  Severability

      If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10  Choice of Law

      The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

SECTION 19. EFFECTIVE DATE

      The effective date (the "Effective Date") is the date on which the Plan is approved by the stockholders of the Company.

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Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	Election of the following Director Nominees:	☐	☐	2.	Proposal to consider and adopt the Company’s 2004 Equity Incentive Plan.	☐	☐	☐
To serve a term that expires in 2007:
01 Richard R. Albrecht,
02 John F. Clearman, and
03 Jerry D. Leitman

To serve a term that expires in 2006:
04 James L. Pierce

To serve a term that expires in 2005:
05 Lewis E. Burns

INSTRUCTION: To withhold authority for any individual nominee, print that nominee’s name in the following space:				3.	In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed on this proxy card. Management recommends a vote FOR all nominees designated on this proxy card and FOR the proposal referred to herein. If no specification is made, a vote FOR all of said nominees will be entered.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

Signature _________________________________ Signature _________________________________ Date: ______________
NOTE: Please sign as name appears on this proxy. If stock is held jointly, each owner should sign. Persons signing in a representative capacity should give their title.
PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD.

^ FOLD AND DETACH HERE ^

ESTERLINE TECHNOLOGIES CORPORATION

This Proxy is Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints Robert W. Cremin and Robert D. George and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, the number of shares of common stock of Esterline Technologies Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 3, 2004, or at any adjournment or postponement thereof. The undersigned directs that this proxy be voted as follows:

(Continued and to be signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^